Exhibit 10.8

Exclusive Technology Development, Consultation and Technical Service

Agreement

Hangzhou Yunjiazhuang Network Technology Co., Ltd.

and

Hangzhou Qunhe Information Technology Co., Ltd.

This Exclusive Technology Development, Consultation and Technical Service Agreement (hereinafter referred to as “the Agreement”) is entered into on December 13, 2013 by and between:

A.

Hangzhou Yunjiazhuang Network Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China with its registered office at *** (hereinafter referred to as “Party A”)

B.

Hangzhou QunHe Information Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China with its registered office at *** (hereinafter referred to as “Party B”)

Each of “Party A” and “Party B” shall be hereinafter collectively as the “Parties” and individually as a “Party”.

WHEREAS

1.

Party A is a wholly foreign-owned enterprise established in the People’s Republic of China (hereinafter referred to as “China”) and has resources and qualifications required for technology development, consultation and technical services;

2.	Party A agrees to provide, and Party B agrees to accept, technology development, consultation and related services.

The Parties reach an agreement on provision of technical consultation and related services through amicable negotiation. NOW THEREFORE, the Parties intending to be bound hereby enter into this Agreement so as to determine their rights and obligations.

I. Technology Development, Consultation and Technical Services; Exclusive Rights

1.

Party A agrees to provide Party B with required technology development, consultation and technical services (refer to Annex I for details) as technology development, consultation and technical service provider pursuant to the conditions herein during the term of the Agreement.

2.

Party B agrees to accept the technology development, consultation and technical services provided by Party A. Party B further agrees not to accept any technology development, consultation and technical services of the same or similar kind as described above provided by any third parties during the term of the Agreement, unless with prior written consent of Party A.

1

3.

Party A shall be exclusively and solely entitled to all rights and interests arising out of the performance hereof, including but not limited to intellectual properties such as ownership, copyrights and patents, technical secrets, business secrets and others, whether developed by Party A on its own or by Party B based on original intellectual properties owned by Party A.

II. Calculation and Payment of Fees

1.

The Parties agree that Party B shall pay on a quarterly basis the fees for the technology development, consultation and technical services hereunder (hereinafter referred to as “Service Fees”) as determined by the Parties based on the actual service provided. Service Fees shall be the balance of Party B’s total incomes less total costs, the specific amount of which, however, may be determined by the Parties through negotiation. Party B shall furnish Party A with the administrative statements and business data including Party B’s net incomes in the current quarter within the last thirty (30) days of each quarter.

2.	The amount of Service Fees shall be determined based on:

(a)	The level of difficulty of technology development and complexity of consultation and management services;

(b)	The time required for Party A to provide such technology development, consultation and management services; and

(c)	Scope and business value of the technology development, consultation and management services.

3.

Service Fees shall be approved by Party A and the Board of Directors of Exacloud Limited, the ultimate controlling company of Party A at abroad (“Offshore Company”), including approval by directors appointed by shareholders of Series A Preferred Shares (“Series A Directors”) of the Offshore Company. Any adjustment and change to Service Fees shall be subject to approval by Party A and the Board of Directors of Offshore Company (including approval by Series A Directors (if any).

4.

Party B shall furnish Party A with the financial statements and all management records, business contracts and financial materials of the current year within the last thirty (30) days of each year. For any questions about the financial materials furnished by Party B, Party A may engage an independent accountant in good standing to audit such materials and Party B shall cooperate as required.

2

III. Representations and Warranties

1.	Party A hereby represents and warrants that:

(a)	Party A is a company incorporated and existing in accordance with the laws of China.

(b)

Party A executes and performs the Agreement within the power and business scope of the company and has taken necessary corporate actions, obtained proper authorization as well as the consent and approval of third parties and government authorities, which does not contravene any restrictions of laws and contracts binding or affecting it.

(c)	The Agreement upon execution shall constitute legal, valid and binding obligations of Party A that shall be mandatory pursuant to the terms and conditions herein.

2.	Party B hereby represents and warrants that:

(a)	Party B is a company incorporated and existing in accordance with the laws of China.

(b)

Party B executes and performs the Agreement within the power and business scope of the company and has taken necessary corporate actions, obtained proper authorization as well as the consent and approval of third parties and government authorities, which does not contravene any restrictions of laws and contracts binding or affecting it.

(c)	Execution of the Agreement shall give rise to Party B’s obligations legal, valid, binding and enforceable pursuant to the terms and conditions herein.

IV. Confidentiality

1.

The Parties acknowledge that any oral or written materials between them under the Agreement shall be confidential (hereinafter referred to as “Confidential Information”). Each Party shall keep confidential such confidential information and may not disclose any of it to any third parties without the written notice of the other Party, unless: (a) such Confidential Information has been known in the public domain (not due to disclosure by the receiving party thereof); (b) the Confidential Information should be disclosed as required by rules or regulations of applicable laws or any securities exchanges; or (c) the either Party requires to disclose the Confidential Information to the counsel and financial advisor for transactions contemplated hereunder, and such legal or financial consultant shall also be bound by the confidentiality obligation similar to this Article. Disclosure of any of the Confidential Information by any staff or entity used by either Party shall be deemed disclosure by such Party and subject to liability for breach by that Party hereunder.

2.	The Parties agree that this Article shall remain valid regardless of modification, cancellation or termination of this Agreement.

3

V. Compensation

Party B shall indemnify Party A for any losses, damages, obligations and/or expenses caused by any lawsuits, demands or other claims against Party A arising from technology development, consultation and technical services required by Party B, and shall defend and keep harmless Party A from any damages and losses due to any acts of Party B or third-party claims against any acts of Party B; provided that such lawsuits, demands or other claims are caused by Party A’s willful misconduct or gross negligence.

VI. Effect and Term

1.

This Agreement is executed and effective on the date first above written. Unless terminated early in accordance with the terms of this Agreement or other agreements executed by and between the Parties, the Agreement shall be valid for ten (10) years.

2.

The term of the Agreement may be extended upon written confirmation of Party A prior to the expiry. The extended term may be either ten (10) years or other terms determined by the Parties through negotiation.

VII. Termination

1.	Termination on Expiry Date

Unless extended in conformity with applicable terms herein, the Agreement shall be terminated on the expiry date.

2.	Early Termination

Within the term hereof, the Agreement shall not be terminated early unless for bankrupt, statutory dissolution or termination of Party A; the Agreement shall be automatically terminated in the event that Party B is bankrupt or dissolved or terminated by operation of laws prior to the expiry hereof. Notwithstanding the foregoing, Party A shall remain entitled to terminate the Agreement at any time by giving a notice in writing to Party B thirty (30) days in advance.

3.	Survival

Rights and obligations of the Parties under Article IV, V and VIII shall survive the termination of the Agreement.

4

VIII. Dispute Resolution

1.

Any dispute between the Parties regarding the interpretation and performance of the terms hereof, the Parties shall resolve such dispute through negotiation in good faith. If any Party has given other Parties a written notice for resolution of any dispute through negotiation, but they fail to resolve the dispute within thirty (30) days thereafter, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for decision according to the arbitration rules for the time being. The arbitration shall take place in Beijing and in Chinese. The arbitration award shall be final and binding upon the Parties.

IX. Force Majeure

1.

A “force majeure event” refers to any events that are beyond the reasonable control of a Party and cannot be avoided although the affected Party has used reasonable care, which includes but is not limited to government acts, act of god, fires, explosions, storms, floods, earthquakes, tides, lightnings or wars. However, inadequate credit, funding or financing shall not be deemed out of reasonable control of a Party. The party affected by a force majeure event and requesting waiver of performance of this Agreement shall notify the other Party of such force majeure event giving rise to such waiver and its actions to be taken to complete the performance.

2.

In case performance of this Agreement is postponed or impeded by a force majeure event, the party affected by such event shall not assume any liability hereunder within the extent of postponed or impeded performance. The party suffering from the force majeure event shall take appropriate measures to minimize or eliminate the impact and use reasonable efforts to resume performance of obligations exposed to such impact as soon as possible. The Parties agree that they shall use reasonable efforts to resume the performance of their obligations hereunder at the end of the force majeure event.

X. Notice

Unless there is a written notice to alter the addresses below, the notices hereunder shall be delivered to the following addresses by hand or via registered mail. Notice shall be deemed to have been served on the date of receipt stated on the return receipt if sent by a registered mail; or on the date of sending if by hand:

Party A: Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Address: ***

Tel.: ***

Atten.: Xiaohuang Huang

5

Party B: Hangzhou Qunhe Information Technology Co., Ltd.

Address: ***

Tel.: ***

Atten.: Xiaohuang Huang

XI. Assignment

Without Party A’s prior written notice, Party B shall not transfer its rights and/or obligations hereunder to any third parties.

XII. Severability

If any provision hereof is invalid or unenforceable due to inconsistency with applicable laws, such term shall be deemed to be invalid only within the extent of its application, and shall not affect the legal effect of other terms hereof.

XIII. Amendment and Supplement to the Agreement

Any amendment and supplement to the Agreement shall be made by the Parties in writing. Amendments and supplements to the Agreement executed by the Parties shall be an integral part of and have the same legal force as the Agreement.

XIV. Governing Law

The Agreement shall be governed and construed in accordance with the laws of China.

[The remainder of this page is intentionally left blank]

6

This is signature page

Hangzhou Yunjiazhuang Network Technology Co., Ltd. (Seal)

/s/Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Signature: /s/Xiaohuang Huang
Name: Xiaohuang Huang
Title: Legal Representative

Hangzhou Qunhe Information Technology Co., Ltd. (Seal)

/s/Hangzhou Qunhe Information Technology Co., Ltd.

Signature: /s/Xiaohuang Huang
Name: Xiaohuang Huang
Title: Legal Representative

Annex I

List of Technology Development, Consultation and technical service

Party A shall provide Party B with the following technology development, consultation and technical services:

1. Research and develop related technologies required for Party B’s businesses, including developing, designing and manufacturing database software, anti-virus software, user interface software and other related technologies used for storing related business information and licensing Party B to use them;

2. Technical application and implementation related to operation of Party B’s businesses, including but not limited to overall system design, and installation, debugging and trial run of system;

3. Routine maintenance, monitoring, debugging and troubleshooting of computer network equipment, including timely entering user information into database, or updating database timely and user interface regularly according to other business information that could be provided by Party B at any time, and providing other related technical services;

4. Consultation on purchase of equipment, software and hardware system required for Party B’s network operation, including but not limited to putting forward advice on selection, system installation and debugging of all kinds of tools software, applications and technical platforms, as well as on selected purchase, models, performance, etc. of hardware facilities and equipment matching with them; provide technical questions about Party B’s network equipment, technical products and software and offer technical consultation and solutions;

5. Training and technical support and aid to Party B’s staff as appropriate, including but not limited to: offering training on technologies and skills, such as application and editing of all kinds of image processing software, customer services or technical and other training; providing consultation and suggestions on application of other online editing platforms and software and assist Party B in compiling and collecting information of all kinds;

6. Assistance in customer management and after-sale track services related to businesses;

7. Government related public relations services, assistance in communicating with government authorities concerned;

8. Assistance in personnel management, including recommending key technical personnel, selecting staff for vacant positions, and managing social insurances, salaries and holiday benefits of employees;

9. Introduction to Party B and its staff the knowledge about and experience in installation and running of software system and equipment, and assistance in solving problems that may happen at any time during the process of system installation and running;

10. Assistance in claiming arrears, mortgage payments and deposit bonds as receivable by Party B from customers;

11. Other technical services and consultation as required for Party B’s operation.

Exclusive Technology Development, Consultation and Technical Service

Agreement

Hangzhou Yunjiazhuang Network Technology Co., Ltd.

and

Hangzhou Qunhe Information Technology Co., Ltd.

This Exclusive Technology Development, Consultation and Technical Service Agreement (hereinafter referred to as “the Agreement”) is entered into on August 22, 2014 by and between:

C.

Hangzhou Yunjiazhuang Network Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China with its registered office at *** (hereinafter referred to as “Party A”)

D.

Hangzhou QunHe Information Technology Co., Ltd., a limited liability company incorporated and existing in accordance with the laws of the People’s Republic of China with its registered office at *** (hereinafter referred to as “Party B”)

Each of “Party A” and “Party B” shall be hereinafter collectively as the “Parties” and individually as a “Party”.

WHEREAS

3.

Party A is a wholly foreign-owned enterprise established in the People’s Republic of China (hereinafter referred to as “China”) and has resources and qualifications required for technology development, consultation and technical services;

4.	Party A agrees to provide, and Party B agrees to accept, technology development, consultation and related services.

The Parties reach an agreement on provisions of technical consultation and related services through amicable negotiation. NOW THEREFORE, the Parties intending to be bound hereby enter into this Agreement so as to determine their rights and obligations.

I. Technology Development, Consultation and Technical Services; Exclusive Rights

4.

Party A agrees to provide Party B with required technology development, consultation and technical services (refer to Annex I for details) as technology development, consultation and technical service provider pursuant to the conditions herein during the term of the Agreement.

5.

Party B agrees to accept the technology development, consultation and technical services provided by Party A. Party B further agrees not to accept any technology development, consultation and technical services of the same or similar kind as described above provided by any third parties during the term of the Agreement, unless with prior written consent of Party A.

6.

Party A shall be exclusively and solely entitled to all rights and interests arising out of the performance hereof, including but not limited to intellectual properties such as ownership, copyrights and patents, technical secrets, business secrets and others, whether developed by Party A on its own or by Party B based on original intellectual properties owned by Party A.

II. Calculation and Payment of Fees

5.

The Parties agree that Party B shall pay on a quarterly basis the fees for the technology development, consultation and technical services hereunder (hereinafter referred to as “Service Fees”) as determined by the Parties based on the actual service provided. Service Fees shall be the balance of Party B’s total incomes less total costs, the specific amount of which, however, may be determined by the Parties through negotiation. Party B shall furnish Party A with the administrative statements and business data including Party B’s net incomes in the current quarter within the last thirty (30) days of each quarter.

6.	The amount of Service Fees shall be determined based on:

(d)	The level of difficulty of technology development and complexity of consultation and management services;

(e)	The time required for Party A to provide such technology development, consultation and management services; and

(f)	Scope and business value of the technology development, consultation and management services.

7.

Service Fees shall be approved by Party A and the Board of Directors of Exacloud Limited, the ultimate controlling company of Party A at abroad (“Offshore Company”), including approval by directors appointed by shareholders of Series A Preferred Shares and directors appointed by Series B Preferred Shareholders (“Series A Directors and Series B Directors”) of the Offshore Company. Any adjustment and change to Service Fees shall be subject to approval by Party A and the Board of Directors of Offshore Company (including approval by Series A Directors and Series B Directors).

8.

Party B shall furnish Party A with the financial statements and all management records, business contracts and financial materials of the current year within the last thirty (30) days of each year. For any questions about the financial materials furnished by Party B, Party A may engage an independent accountant in good standing to audit such materials and Party B shall cooperate as required.

III. Representations and Warranties

3.	Party A hereby represents and warrants that:

(d)	Party A is a company incorporated and existing in accordance with the laws of China.

(e)

Party A executes and performs the Agreement within the power and business scope of the company and has taken necessary corporate actions, obtained proper authorization as well as the consent and approval of third parties and government authorities, which does not contravene any restrictions of laws and contracts binding or affecting it.

(f)	The Agreement upon execution shall constitute legal, valid and binding obligations of Party A that shall be mandatory pursuant to the terms and conditions herein.

4.	Party B hereby represents and warrants that:

(d)	Party B is a company incorporated and existing in accordance with the laws of China.

(e)

Party B executes and performs the Agreement within the power and business scope of the company and has taken necessary corporate actions, obtained proper authorization as well as the consent and approval of third parties and government authorities, which does not contravene any restrictions of laws and contracts binding or affecting it.

(f)	Execution of the Agreement shall give rise to Party B’s obligations legal, valid, binding and enforceable pursuant to the terms and conditions herein.

IV. Confidentiality

3.

The Parties acknowledge that any oral or written materials between them under the Agreement shall be confidential (hereinafter referred to as “Confidential Information”). Each Party shall keep confidential such confidential information and may not disclose any of it to any third parties without the written notice of the other Party, unless: (a) such Confidential Information has been known in the public domain (not due to disclosure by the receiving party thereof); (b) the Confidential Information should be disclosed as required by rules or regulations of applicable laws or any securities exchanges; or (c) the either Party requires to disclose the Confidential Information to the counsel and financial advisor for transactions contemplated hereunder, and such legal or financial consultant shall also be bound by the confidentiality obligation similar to this Article. Disclosure of any of the Confidential Information by any staff or entity used by either Party shall be deemed disclosure by such Party and subject to liability for breach by that Party hereunder.

4.	The Parties agree that this Article shall remain valid regardless of modification, cancellation or termination of this Agreement.

V. Compensation

Party B shall indemnify Party A for any losses, damages, obligations and/or expenses caused by any lawsuits, demands or other claims against Party A arising from technology development, consultation and technical services required by Party B, and shall defend and keep harmless Party A from any damages and losses due to any acts of Party B or third-party claims against any acts of Party B; provided that such lawsuits, demands or other claims are caused by Party A’s willful misconduct or gross negligence.

VI. Effect and Term

3.

This Agreement is executed and effective on the date first above written. Unless terminated early in accordance with the terms of this Agreement or other agreements executed by and between the Parties, the Agreement shall be valid for ten (10) years.

4.

The term of the Agreement may be extended upon written confirmation of Party A prior to the expiry. The extended term may be either ten (10) years or other terms determined by the Parties through negotiation.

VII. Termination

4.	Termination on Expiry Date

Unless extended in conformity with applicable terms herein, the Agreement shall be terminated on the expiry date.

5.	Early Termination

Within the term hereof, the Agreement shall not be terminated early unless for bankrupt, statutory dissolution or termination of Party A; the Agreement shall be automatically terminated in the event that Party B is bankrupt or dissolved or terminated by operation of laws prior to the expiry hereof. Notwithstanding the foregoing, Party A shall remain entitled to terminate the Agreement at any time by giving a notice in writing to Party B thirty (30) days in advance.

6.	Survival

Rights and obligations of the Parties under Article IV, V and VIII shall survive the termination of the Agreement.

VIII. Dispute Resolution

2.

Any dispute between the Parties regarding the interpretation and performance of the terms hereof, the Parties shall resolve such dispute through negotiation in good faith. If any Party has given other Parties a written notice for resolution of any dispute through negotiation, but they fail to resolve the dispute within thirty (30) days thereafter, any Party may submit the dispute to China International Economic and Trade Arbitration Commission for decision according to the arbitration rules for the time being. The arbitration shall take place in Beijing and in Chinese. The arbitration award shall be final and binding upon the Parties.

IX. Force Majeure

3.

A “force majeure event” refers to any events that are beyond the reasonable control of a Party and cannot be avoided although the affected Party has used reasonable care, which includes but is not limited to government acts, act of god, fires, explosions, storms, floods, earthquakes, tides, lightnings or wars. However, inadequate credit, funding or financing shall not be deemed out of reasonable control of a Party. The party affected by a force majeure event and requesting waiver of performance of this Agreement shall notify the other Party of such force majeure event giving rise to such waiver and its actions to be taken to complete the performance.

4.

In case performance of this Agreement is postponed or impeded by a force majeure event, the party affected by such event shall not assume any liability hereunder within the extent of postponed or impeded performance. The party suffering from the force majeure event shall take appropriate measures to minimize or eliminate the impact and use reasonable efforts to resume performance of obligations exposed to such impact as soon as possible. The Parties agree that they shall use reasonable efforts to resume the performance of their obligations hereunder at the end of the force majeure event.

X. Notice

Unless there is a written notice to alter the addresses below, the notices hereunder shall be delivered to the following addresses by hand or via registered mail. Notice shall be deemed to have been served on the date of receipt stated on the return receipt if sent by a registered mail; or on the date of sending if by hand:

Party A: Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Address: ***

Tel.: ***

Atten.: Xiaohuang Huang

Party B: Hangzhou Qunhe Information Technology Co., Ltd.

Address: ***

Tel.: ***

Atten.: Xiaohuang Huang

XI. Assignment

Without Party A’ prior written notice, Party B shall not transfer its rights and/or obligations hereunder to any third parties.

XII. Severability

If any provisions hereof is invalid or unenforceable due to inconsistency with applicable laws, such term shall be deemed to be invalid only within the extent of its application, and shall not affect the legal effect of other terms hereof.

XIII. Amendment and Supplement to the Agreement

Any amendment and supplement to the Agreement shall be made by the Parties in writing. Amendments and supplements to the Agreement executed by the Parties shall be an integral part of and have the same legal force as the Agreement.

XIV. Governing Law

The Agreement shall be governed and construed in accordance with the laws of China.

[The remainder of this page is intentionally left blank]

This is signature page

Hangzhou Yunjiazhuang Network Technology Co., Ltd. (Seal)

/s/Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Signature: /s/Xiaohuang Huang
Name: Xiaohuang Huang
Title: Legal Representative

Hangzhou Qunhe Information Technology Co., Ltd. (Seal)

/s/Hangzhou Qunhe Information Technology Co., Ltd.

Signature: /s/Xiaohuang Huang
Name: Xiaohuang Huang
Title: Legal Representative

Annex I

List of Technology Development, Consultation and Technical Service

Party A shall provide Party B with the following technology development, consultation and technical Services:

12. Research and develop related technologies required for Party B’s businesses, including developing, designing and manufacturing database software, anti-virus software, user interface software and other related technologies used for storing related business information and licensing Party B to use them;

13. Technical application and implementation related to operation of Party B’s businesses, including but not limited to overall system design, and installation, debugging and trial run of system;

14. Routine maintenance, monitoring, debugging and troubleshooting of computer network equipment, including timely entering user information into database, or updating database timely and user interface regularly according to other business information that could be provided by Party B at any time, and providing other related technical services;

15. Consultation on purchase of equipment, software and hardware system required for Party B’s network operation, including but not limited to putting forward advice on selection, system installation and debugging of all kinds of tools software, applications and technical platforms, as well as on selected purchase, models, performance, etc. of hardware facilities and equipment matching with them; provide technical questions about Party B’s network equipment, technical products and software and offer technical consultation and solutions;

16. Training and technical support and aid to Party B’s staff as appropriate, including but not limited to: offering training on technologies and skills, such as application and editing of all kinds of image processing software, customer services or technical and other training; providing consultation and suggestions on application of other online editing platforms and software and assist Party B in compiling and collecting information of all kinds;

17. Assistance in customer management and after-sale track services related to businesses;

18. Government related public relations services, assistance in communicating with government authorities concerned;

19. Assistance in personnel management, including recommending key technical personnel, selecting staff for vacant positions, and managing social insurances, salaries and holiday benefits of employees;

20. Introduction to Party B and its staff the knowledge about and experience in installation and running of software system and equipment, and assistance in solving problems that may happen at any time during the process of system installation and running;

21. Assistance in claiming arrears, mortgage payments and deposit bonds as receivable by Party B from customers;

22. Other technical services and consultation as required for Party B’s operation.

The Second Amendment to Exclusive Technology Development, Consultation and

Technical Service Agreement

The Second Amendment to Exclusive Technology Development, Consultation and Technical Service Agreement (hereinafter referred to as the “Amendment”) is entered into on December 29, 2016 by and between:

A.

Hangzhou Yunjiazhuang Network Technology Co., Ltd., a company incorporated in accordance with the laws of the People’s Republic of China with its registered office at *** (hereinafter referred to as “Party A”);

B.

Hangzhou QunHe Information Technology Co., Ltd., a company incorporated in accordance with the laws of the People’s Republic of China with its registered office at *** (hereinafter referred to as “Party B”);

Each of “Party A” and “Party B” shall be hereinafter collectively as the “Parties” and individually as a “Party”.

WHEREAS

1.

Party A and Party B executed the Exclusive Technology Development, Consultation and Technical Service Agreement on December 13, 2013 and the Amendment to Exclusive Technology Development, Consultation and Technical Service Agreement on August 22, 2014 (collectively referred to as “Technical Agreement”);

2.	The Parties wish to make some amendments to Technical Agreement to reflect the modification to terms and transactions in the Technical Agreement.

NOW, THEREFORE, in consideration of mutual commitments made herein and mutual benefits to be gained hereby, the Parties agree as follows:

1. Paragraph 3, Article II of Technical Agreement is hereby amended and restated by being replaced in its entirety with the following term:

“Service Fees shall be approved by Party A and the Board of Directors of Exacloud Limited (“Offshore Company”), the ultimate controlling company of Party A at abroad, including approval by investor directors of the Offshore Company (“Investor Director”, as defined in Manmorandun and Articles of Association of the Offshore Company as amended from time to time). Any adjustment and change to Service Fees shall be subject to approval by Party A and the Board of Directors of Offshore Company (including approval by Investor Directors).”

2. Effect of the Amendment. Except as expressly modified in the Amendment, all terms and conditions in the Technical Agreement shall remain in full force in accordance with the terms. On the execution date of the Amendment and thereafter, “the Agreement”, “hereunder”, “hereof”, “herein” or any reference to Technical Agreement shall be Technical Agreement as amended through the Amendment.

3. Governing Laws and Dispute Resolution. Article VIII and XIV of Technical Agreements are applicable to the Amendment in all respects (including validity, interpretation and effect). Any controversies, disputes or claims arising out of or in connection with the Amendment or breach, termination or validity of the Amendment shall be ultimately settled in accordance with Article VIII and XVI of Technical Agreements.

4. Entire Agreement. The Amendment (upon execution and delivery) and Technical Agreement constitute an entire agreement between the Parties and supersede all prior written and oral agreements and understandings between the Parties regarding the subject matters hereof.

5 Severability. Should any court or arbitrator with proper jurisdiction holds any clause herein invalid or unenforceable, or should any government or other authority consider that any clause contravene any laws, such clause shall be separated from other clauses of the Amendment, and such other clauses shall remain in full force. The Parties agree to renegotiate in good faith about any clause held invalid or unenforceable and to be bound by a substitute clause the intention of which is as close as possible to the original intention of the invalid or unenforceable one.

{The remainder of this page is intentionally left blank}

In witness whereof, the Parties have caused the Amendment to be duly executed on the day first written above and will be legally bound by the Amendment.

Hangzhou Yunjiazhuang Network Technology Co., Ltd. (Seal)

/s/Hangzhou Yunjiazhuang Network Technology Co., Ltd.

Signature: /s/Xiaohuang Huang
Name: Xiaohuang Huang
Title: Legal Representative

Hangzhou Qunhe Information Technology Co., Ltd. (Seal)

/s/Hangzhou Qunhe Information Technology Co., Ltd.

Signature: /s/Xiaohuang Huang
Name: Xiaohuang Huang
Title: Legal Representative